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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       February 6, 2006 (January 31, 2006)
                Date of Report (Date of earliest event reported)

                               Fedders Corporation
             (Exact name of Registrant as specified in its charter)

            Delaware                      1-8831                22-2572390
(State or other jurisdiction of   (Commission File No.)        (IRS Employer
         Incorporation)                                   Identification Number)

                              505 Martinsville Road
                      Liberty Corner, New Jersey 07938-0813
          (Address of principal executive offices, including zip code)

                                 (908) 604-8686
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On January 31, 2006, the registrant and certain of its subsidiaries entered into a secured, five-year $75,000,000 Amended and Restated Loan and Security Agreement with Wachovia Bank, National Association, Wachovia Capital Markets, LLC and The CIT Group Business Credit, Inc. A copy of the Amended and Restated Loan and Security Agreement will be filed as an exhibit to the registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

The statements in this Form 8-K, concerning possible or assumed future results of operations of the Company and statements preceded by, followed by, or that include the words "may," "believes," "plans," "expects," "anticipates" or the negation thereof, or similar expressions, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"). All statements that address operating performance, events or developments that are expected or anticipated to occur in the future, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on our current expectations, speak only as of the date of this Form 8-K and are susceptible to a number of risks, uncertainties and other factors. Our actual results, performance and achievements, may differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act. Many important factors could affect such future results and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. For more information regarding such factors, risks and uncertainties affecting the Company please see the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (see especially "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Item 7a. Quantitative and Qualitative Disclosure about Market Risk" "Business--Risk Factors") and its other current and periodic filings with the Securities and Exchange Commission.

     All future written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and it is impossible

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for us to predict these events or how they may affect us. We assume no obligation to update any forward-looking statements after the date of this Form 8-K as a result of new information, future events or developments, except as required by federal securities laws. In addition, it is our policy generally not to make any specific projections as to future earnings, and we do not endorse any projections regarding future performance that may be made by third parties.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FEDDERS CORPORATION

Dated: February 6, 2006


                                        By: /s/ Kent E. Hansen
                                            ---------------------------------
                                        Name: Kent E. Hansen
                                        Title: Executive Vice President